UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 5, 2006

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                 0-21696                 22-3106987
  (State or other jurisdiction     (Commission            (I.R.S. Employer
       of incorporation)           File Number)          Identification No.)


         26 Landsdowne Street, Cambridge, Massachusetts          02139
            (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01  Other Events.

NF-(kappa)B Patent Infringement Litigation

In 2002, the Company, together with Massachusetts Institute of Technology, The Whitehead Institute for Biomedical Research and Harvard University (collectively, the "Plaintiffs") filed a lawsuit in the United States District Court for the District of Massachusetts (the "U.S. District Court") against Eli Lilly and Company ("Lilly") alleging infringement upon issuance of certain claims ("the NF-(kappa)B `516 Claims") of the Plaintiffs' U.S. Patent No. 6,410,516 (the "`516 Patent") covering methods of treating human disease by regulating NF-(kappa)B cell-signaling activity through sales of Lilly's osteoporosis drug, Evista(R), and Lilly's septic shock drug, Xigris(R), and seeking monetary damages from Lilly.

Pre-trial conferences were held in this case on April 5, 2006 and April 7, 2006, at which the U.S. District Court indicated that trial will commence as scheduled on Monday, April 10, 2006.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ARIAD Pharmaceuticals, Inc.



                               By:   /s/ Edward M. Fitzgerald
                                   ---------------------------------------------
                                   Edward M. Fitzgerald
                                   Senior Vice President, Finance and Corporate
                                   Operations, Chief Financial Officer


Date: April 7, 2006



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